EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GREM USA (the "Company") on Form 10-QSB for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward Miers, the sole officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /S/ EDWARD MIERS
                                             ----------------
                                             Edward Miers
                                             Chief Executive Officer and
                                             Principal Accounting Officer
                                             AUGUST 19, 2008